Investor Overview: Cloverleaf Communications Acquisition January 7, 2010 Exhibit 99.1

Safe Harbor
With the exception of historical information, the matters
disclosed in this presentation are forward-looking statements.
Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Potential risks and uncertainties are described in the Company’s filings with the Securities and
Exchange Commission, including its Forms 10-K, 8-K and 10-Q.
These forward-looking statements represent the Company’s
judgment as of the date of this presentation.  The Company
disclaims, however, any intent or obligation to update these forward-looking statements.

Executive Summary
•
HILL has substantially completed Step 1 Transformation
Non-GAAP* EBITDA positive Q309
Addressed revenue concentration problem
Launched new product lines based on owned IP
Dramatically retooled our supply chain & lowered cost basis
•
Now Begun Step 2 Transformation – margin/valuation growth
Board approved initiatives that include investments in SW
Could take us to peer group comparable valuations
•
HILL Products/Vision + CL Products/Vision a Natural Fit
In line with our strategic vision
Accelerates time to market (ttm) by 2 years versus in-house development
Expands total available market (tam) with adjacent high margin markets
•
HILL has done it before - successfully
Acquisitions and monetization of Chaparral and Ciprico in similar situations

* Non-GAAP: Excludes the effects of impairment to goodwill or long lived assets, issuing warrants to a customer, stock-based compensation expense, restructuring and severance costs, one-time legal settlement benefits and foreign currency adjustments and are not in accordance with U.S. generally accepted accounting principles (GAAP).

Cloverleaf Background
•
Corporate
Storage virtualization provider, with existing products installed at 25 customers
2009 revenues of about $1M
Founded in 2001, backed by VC firms in U.S. and Israel – over $43M invested over 9 years
28 full-time staff, primarily located in Israel – 24 in development and test engineering
•
Products
Core technology from Elta Systems & Israeli Aerospace Industries
Inherited IP of hundreds of development man-years
I S Network ( ), a storage software virtualization engine
Enabling heterogeneous storage infrastructure managed from single pane of glass
Scalability up to 12 Petabytes of virtualized storage
New iSN Lite product will extend access to SME and remote offices
All IP belongs to Cloverleaf – soon Dot Hill
•
Customers
Prestigious list of customers in finance, government, legal, education markets
Deployed in large, complex military/defense installations
Sold via OEMs and channel partners in US and EMEA
Solutions capable of scaling non-disruptively to meet enterprise level needs ntelligent torage
iSN

Integrator HILL’s Step 1 Transformation 2006-2009 In transition from: Innovator Single Customer Diversified Customer Base Onshore Operations Offshore Asian Manufacturing Rebuild the Foundation 5

Revenue Diversification
Opportunity for revenue growth as legacy product sales have been replaced
$63.6
$54.3
$53.9
$72.4
$76.6
$71.0
$52.8
$51.8
$45.7
$56.2
$53.4
$0
$20
$40
$60
$80
Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309
Legacy HP Others

HW Centric HILL’s Step 2 Transformation 2010-2012 In transition from: OEM Customers Channels Storage Arrays Adjacent Markets SW Centric Remodel/Upgrade the House 7

•
Launch Formal Channel Program
GOAL: Diversify Revenues at higher margins
Provide smoothing function to OEM revenues
Add potential Professional Services revenues
•
Move up the Software (SW) Value Chain
GOAL: Make SW a material portion of revenue and margin in 3 years
More Firmware and Embedded Data Management Services (DMS)
Server based DMS ‘on top of’ RAIDCore
Standalone Storage related SW
•
Move into Adjacent Higher Margin Markets
GOAL: Diversify Revenues at higher margins
Standalone Storage appliance market
Unified Storage Market
HILL Step 2 Strategy 2010-2012

Cloverleaf Addresses All Three Strategic Initiatives

Dot Hill - Current Markets Served ($M)
$12,000.0
$10,000.0
$8,000.0
$6,000.0
$4,000.0
$2,000.0
$-
2007
2008
2009
2010
2011
2012
2013
Entry Level SAN Array
Midrange SAN Array
Storage Management Software - Other

Current Markets Served
Source: IDC, Gartner Dataquest and Dot Hill estimates

•
Dot Hill presently serves the entry level and lower mid range SAN disk array markets
•
Continued growth expected in our core business

Dot Hill - New Markets Served ($M)

$12,000.0
$10,000.0
$8,000.0
$6,000.0
$4,000.0
$2,000.0
$-
2007
2008
2009
2010
2011
2012
2013
Entry Level SAN Array
Midrange SAN Array
Storage Resource Management
Storage Management Software - Other
Tiered Storage Software
Data Replication

Target Markets
Source: IDC, Gartner Dataquest and Dot Hill estimates

•
Cloverleaf’s products address a multi-billion dollar storage software market
•
Most significant growth comes from replication markets, driven by compliance and data retention policies – 24.5% GAGR 2008-2013
•
Heterogeneous and unified virtualized storage are key enablers for growth

•
Mitigates Risk and Cost of In-House Development
Projected internal development of 3 years for similar product
Allows us to  immediately start to compare against CML & FALC offerings
•
Beyond our Internal 3 Year Software Development Plan
All the basics - Snaps, VolCopy, Mirror, Synch/Asynch Rep, Thin & Tiered provisioning
But done across any storage vendor – i.e. mix and match
And NAS and SAN blend - Supports Unified Storage Solution emerging as new trend
•
Accelerates TTM for comparable product by ~2 years
Accelerates margin growth and Step 2 Transformation
•
Acquisition of Technology and Technologists
Identical philosophy to Chaparral and Ciprico acquisitions
•
Solid Data Management/Data Recovery Software
DHS monitoring Cloverleaf for 3+ years
•
Allows for Penetration of the Incremental, Standalone Storage Resource
Management market
Adjacent high margin market served by FALC, DataCore and LSI (StoreAge)
Cloverleaf Rationale

12
•
Very Robust suite of product features
Appliance based – or SW only using OEM commercial servers
Based on standard off-the-shelf Intel architecture
All features support NAS/SAN and any storage array
No server based agent SW required
Single Pane, common user interface across all storage and services
HA/DR support with a pair of nodes
Heterogeneous Snaps, VolCopy, Split Mirror, fCDP
Heterogeneous Thin provisioning, Automated Tiered Provisioning
Heterogeneous Asynchronous and synchronous replication
Data migration from any storage array to any storage array
Heterogeneous Virtualized storage pooling across physical arrays
FC, CIFS/NFS support (iSCSI Q2 2010, FCOE Q4 2010)
Support for clustering up to 12 nodes for near linear performance improvements
Existing Cloverleaf Products

Potential New Products
•
Near term – 6 to 12 months
Standalone storage management appliance based on iSN lite
Bundled appliance + Dot Hill storage solutions
Data migration appliance
•
Next 12-24 months
Unified NAS/SAN appliance + storage
OEM software or bundled channel product
•
Future
Unified and fully integrated modular storage platforms
13
Standalone
SAN Bundle
Fully Integrated
Integrated
Software

dot HILL

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Own RAID IP/Bundles
Host Interfaces (FC, iSCSI, LAN)
Ease of Use/Automation
Remote Data Replication/DR
Snapshots
Data De-duplication
CDP/near CDP
Data Migration
Tiered Storage
Thin Provisioning
Unified NAS/SAN Storage
Storage Virtualization
Heterogeneous
Feature
Dot Hill
iSN
DotHill
2/5000
LSI Falcon-
stor
Datacore Compel-
lent
iSN Competitive Comparison

Merger Consideration
•
Total deal value $12 million, 7.5% employee carve out
•
$2.5m in cash
•
Approx $8.78 million in unregistered common stock valued at
30 day average closing stock price of $1.851
•
Approx $0.72 million be settled in restricted shares that will vest over two years and issued from Dot Hill ESOP
•
Merger consideration to be adjusted up or down to reflect
12/31/2009 Net Book value
Note: Merger consideration subject to adjustments based on the amount of outstanding liabilities of Cloverleaf as of the closing of the Merger, transaction expenses incurred by Cloverleaf related to the Merger, a net book value balance sheet adjustment based upon the unaudited consolidated balance sheet of Cloverleaf as of December 31,
2009 and escrow provisions. In addition, there may be a post-closing net book value balance sheet adjustment to the consideration, payable in cash and stock, based upon the audited consolidated balance sheet of Cloverleaf as of
December 31, 2009.

Valuation Considerations
•
Technology Purchase not for customers and revenue
•
Internal development of product with similar feature set – estimated
2 to 3x merger consideration with 3-4 year development schedule
•
Recent comparables of Israeli companies sold with similar products
StoreAge – sold for $50 million to LSI
Kaysha – sold for $153 million to EMC
Cloverleaf acquisition enables technology purchase today at a fraction of the cost of an organic development effort with new products ready for launch in
6-12 months, thus accelerating time to market by two years and significantly reducing development schedule and scope risk.

9
8
7
6
5
4
3
2
1
0
12/31/2007
6/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
Compellent
3Par
Isilon
Falcon
Double Take
Dot Hill

8
7
6
5
4
3
2
1
0
(1)
12/31/2007
6/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
Compellent
3Par
Isilon
Falcon
Double Take
Dot Hill

Public Company Comparables*
Compellent
[CML]
3PAR
[PAR]
Isilon
[ISLN]
Falconstor
[FALC]
Double
Take
[DBTK]
Dot Hill
[HILL]
Current Market Cap $701M $752 $446M $185M $222M $95M
Annualized Revenues $124M $186M $120M $94M $84M $235M
Last Q Revenue $32M $46M $31M $22M $21M $64M
Price to Sales (TTM) 6.05 3.92 3.77 2.02 2.58 0.38
Enterprise Value/Revenue (TTM) 5.53 3.37 3.12 1.51 1.54 0.14
17
*Table as of Dec 31
st
, 2009 and graphs as of Sep 30
th
, 2009.
Price to Sales Trends (TTM)
Enterprise Value/Revenue (TTM)

18
Financial Model Implications
Financial Model Implications
*Industry consists of the peer set we previously defined: CPL, FALC, PAR, LSI
•
More comprehensive model at next earnings call
•
Core Business + Strategic Investments (Channel Program + RAIDCore
+ Cloverleaf)
Core business (Storage Arrays to OEM’s): significant improvement over last 12 months.
Expect a break-even to positive non-GAAP EBITDA in 2010
Channel Program: Should have positive non-GAAP EBITDA in 2010 depending on revenue ramp
RAIDCore: Unlikely to be non-GAAP EBITDA positive in 2010
Cloverleaf: Unlikely to be non-GAAP EBITDA positive in 2010
•
Expect 2010  overall to be non-GAAP EBITDA negative but with improvement over 2009
Expect to fund as much of the strategic investment as possible with core operating results
Non-GAAP: Excludes the effects of impairment to goodwill or long lived assets, issuing warrants to a customer, stock-based compensation expense, restructuring and severance costs, one-time legal settlement benefits and foreign currency adjustments and are not in accordance with U.S. generally accepted accounting principles (GAAP).

Executive Summary
•
HILL has substantially completed Step 1 Transformation
Non-GAAP* EBITDA positive Q309
Addressed revenue concentration problem
Launched new product lines based on owned IP
Dramatically retooled our supply chain & lowered cost basis
•
Now Begun Step 2 Transformation – margin/valuation growth
Board approved initiatives that include investments in SW
Could take us to peer group comparable valuations
•
HILL Products/Vision + CL Products/Vision a Natural Fit
In line with our strategic vision
Accelerates time to market (ttm) by 2 years versus in-house development
Expands total available market (tam) with adjacent high margin markets
•
HILL has done it before - successfully
Acquisitions of monetization of Chaparral and Ciprico in similar situations

* Non-GAAP: Excludes the effects of impairment to goodwill or long lived assets, issuing warrants to a customer, stock-based compensation expense, restructuring and severance costs, one-time legal settlement benefits and foreign currency adjustments and are not in accordance with U.S. generally accepted accounting principles (GAAP).